Central and South West Corporation                                     EXHIBIT 2
File No:  70-9119                                                    Page 1 of 2
Report For Period:  April 1, 1999  to June 30, 1999


C) Description of investments and expenditures made by CSW and/or Services in the EV Business:

    (i) Identify all other corporations, parties or joint ventures involved, the percentage of Services' investment in joint arragements, and a description of the activities being conducted:

      INVESTMENTS
      a)For the reporting period ending:June 30, 1999

              Parties Investing         Percentage of  Services'   Description of Activities being
                                         Investment    Investment             Conducted
        ------------------------------  ---------      ----------  --------------------------------

        NONE                                  0%        $    -      N/A


      b)For the cumulative period ending June 30, 1999

              Parties Investing         Percentage of  Services'   Description of Activities being
                                         Investment    Investment             Conducted
        ------------------------------  ---------      ----------  --------------------------------

        NONE                                  0%        $    -      N/A




      EXPENDITURES

      a)For the reporting period ending June 30, 1999

              Parties Investing         Percentage of  Services'   Description of Activities being
                                         Investment    Investment             Conducted
        ------------------------------  ---------      ----------  --------------------------------

        NONE                                  0%        $    -       N/A



      b)For the cumulative period ending June 30, 1999

              Parties Investing         Percentage ofServices'   Description of Activities being
                                         Investment  Investment             Conducted
        ------------------------------  ---------    ----------  --------------------------------

        NONE                                  0%      $     -     N/A

Central and South West Corporation                                     EXHIBIT 2
File No:  70-9119                                                    Page 2 of 2
Report For Period:  April 1, 1999  to June 30, 1999


   Item C (cont'd)


   (ii)Third party financing used to finance EV Business activities:

       a)  For the reporting period ending:June 30, 1999

                                     Amount                     Purpose of
    Name of Third party             Financed                    Financing
 ---------------------------     ----------------    ---------------------------
 NONE                                $    -            N/A


       b)  For the cumulative period ending June 30, 1999

                                     Amount                     Purpose of
    Name of Third party             Financed                    Financing
 ---------------------------     ----------------    ---------------------------
 NONE                                $     -           N/A




   (iii) Financing obtained by CSW and/or Services in order to engage in EV Business activities:

           The EV Business is totally financed through a combination of internally generated funds and short-term debt by the parent company, Central and South West Corporation.